UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

ANNUAL REPORT	JULY 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the US Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-362-8333.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-362-8333. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all GQG Partners Funds if you invest directly with the Funds.

Investment Adviser:

GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

The Fund files its complete schedule of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

LETTERS TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

As we write this letter, we remain faced with a global pandemic that has few parallels. Whilst our natural reaction is to look to the past (SARS, MERS) to give us a road map to use, we can safely say this time is different. In a world that grows more interconnected every day and is subject to a never-ending news cycle, we are under a constant bombardment of both fact and fiction about Covid-19. This stew of truth and rumor creates massive uncertainty, which was reflected in unprecedented market volatility during the first quarter of 2020, which was amplified by forced selling due to the redemption pressure on some overly levered funds. Those redemptions led to a lot of normal relationships getting totally out of whack and any investor who tells you at this point that they know what will ultimately happen is deceiving not only themselves, but you as well.

At this point, we are all in this together. Depending on where we are in our life, we may be sitting at home alone, tending our children at home, caring for parents who are in the most threatened demographic, or have friends and family who have lost employment for an indefinite period of time. Whilst there will be massive monetary and fiscal intervention by governments globally, we are uncertain as to the outcome and the duration of this challenging time. It is during these times that our alignment with you, our employees, and our community stands true.

There’s no doubt, that the first half of 2020 delivered a series of unimaginable circumstances that have tested the resiliency of the global markets, specifically, and society at large more broadly. We all still are adapting to new norms brought on by the Covid-19 pandemic. At GQG Partners, we are using the term “relentless optimism” to describe our mindset in dealing with our new normal.

For the trailing 12 months ending July 31, 2020, the four quarters couldn’t have been more different. As we highlighted in our semi-annual commentary for the six months ending January 31, 2020, global economies generally, and select companies specifically, were humming along. However, that economic path, and ultimately our portfolios, look quite a bit different today than they did during the pre-Covid environment.

When we look back over the last 12 months, the YTD period ending July 31, 2020, should receive a disproportionate weight from a review perspective. With the outbreak of Covid-19 and the subsequent lockdowns of many global economies, we initially thought that the market’s early reaction (that Covid-19 was similar to the 2002-2004 SARS epidemic) was accurate. As the situation evolved in early February and we saw that this could be a lot more serious, we reacted by cutting back aggressively on names where we felt earnings could be at risk. Adapting to a changing environment is critical to our approach as an investor, and, in our view, critical for longer term compounding. A bank that looked very attractive at the end of 2019 wasn’t so attractive, in our view, now that the likelihood of non-performing loans was increasing sharply. Additionally, with a decrease in oil demand, with the exception of a few names, we think that many energy names could have solvency issues. Some airlines went

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

from being perfectly decent businesses in January to needing government intervention to survive. Sitting here, we cannot predict the duration of the current environment, but the quarter did create opportunities to buy some fantastic franchises that came under pressure — a lot more than warranted. In our view, this was a classic environment where you wouldn’t want us to be sitting on our hands, telling you ‘don’t worry, these are great companies and they are even cheaper now, selling at single-digit multiples’. That kind of view can be toxic as some of those low price-to-earnings companies could disappear! We need to be consistently focused on opportunities to upgrade the portfolio and that is exactly what we set out to do.

Whilst we wish we would have been sooner to act, the changes we made throughout the early part of 2020 did contribute to the benchmark-relative outperformance. As co-investors, we fully appreciate that better relative performance is small solace in the face of the sizeable negative absolute returns in early 2020. However, we believe that compounding from a higher base of assets puts our clients in a better position on a go-forward basis and fortunately, that’s what the portfolio has experienced over the trailing 12-month period.

Now contrast the first three months of 2020 with the next four months ending July 31, 2020. From a market perspective, once again, we were presented with both challenges and
opportunities, but this time, what we ultimately received was a large bowl of Alphabet Soup. While the debate continues as to whether or not the recovery will be V-shaped or some other letter ranging from a W to an L, an M, an N, or the trademarked (but non-letter) “swooshmarkets,” more recently, have gone nowhere but up. Supporting both the letter discussions and asset markets, global central banks rolled out their own alphabet soups, consisting of letter-laden fiscal and monetary interventions, yielding several key recent events that led to questions ranging from is this actually possible? to Why is this happening now? Here are a few examples:	EXHIBIT 1: MAKE DAY TRADING

1.	In April, the price of front month oil futures on the Chicago Mercantile Exchange traded with a negative price (not a typo).

2.

Just as economies globally were shutting down en masse, the number of people suddenly interested in day trading (due to boredom or newfound analytical skills) hit an all-time high (see Exhibit 1). While an interest in day trading has popped up over the years, this latest example represents a new generation of speculators, one whose mantra can be summarized by “stocks only go up.”

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

3.

Coinciding with the rise of the new generation of “traders,” global rental car company Hertz not only filed for bankruptcy during the quarter, but was the first company in our collective memories that attempted to issue equity knowing the shares were worthless![1] (The SEC ultimately shut the offering down.)

4.

A certain high-flying German payments processor suddenly found itself “missing” €1.9 billion in cash as of June 18, 2020. For a company whose business model is predicated upon tracking other people’s cash, to the nth decimal, how they couldn’t keep track of their own cash is quite extraordinary (most likely because it wasn’t there to begin with)![2]

Fundamentals Still Matter

With this as our backdrop, and despite all of the new terms and events recent months gave us, our portfolios performed better than we expected on both absolute and relative bases. What gives us concern, however, is the sustainability of price movements for those areas of the market where fundamentals remain quite weak (those areas of the market that were most negatively impacted during the first quarter). After all, we still believe fundamentals drive stock prices over the long term.

When an ex post narrative becomes the justification for current prices, a pause is needed. For example, many companies across the hospitality space — including cruise lines, airlines, restaurants, and car rental companies — saw strong price appreciation during the quarter. We agree with consensus that not every company in those industries is going bankrupt, but it’s generally going to be a long slog back to “normalcy” across those areas. Based on that logic, we have put many of the aforementioned industries in the “avoid” bucket. We believe that it’s quite difficult to get a high visibility on earnings for many of the companies in those areas, so we would rather wait for the fundamental data to confirm the price, rather than the price to be justification of the “fundamentals.”

Growth and Stability

Like most things in life, whether that’s investing or capital allocation, trade-offs exist. In the world of statistics and data science, there’s generally a trade-off between “bias” and “variance.” In economics, it’s consumption today versus tomorrow (although we’re venturing more and more into “I’ll gladly pay you tomorrow for a hamburger today” territory). And in investing, there’s generally a trade-off between returns and volatility (though not always), as well as quality and price.

We’re asked quite often these days how we’re thinking about valuations. There’s no doubt that prices in aggregate are higher today than they were in the past. While this is a function of a series of variables, we still believe we can find compelling risk-adjusted opportunities around the globe. Rather than simply asking What is the price?, the real question should be What am I getting for the price I’m paying?

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

We noted this in our piece on value versus growth earlier in 2020 and our position has not changed.3

So while the global investing landscape may be at fever pitch in terms of uncertainty, we think the long-term growth potential of our portfolio companies is less so. We also believe that high growth with high uncertainty yields a margin of error for the future that is too small, and this has traditionally, in our view, been a pitfall for growth-oriented managers over time. So we continue to focus on opportunities where we believe we can capture quality growth, but with high degrees of earnings visibility.

As we move through the latter part of 2020, we’re not deluding ourselves into thinking that the intersection of Covid-19, global political tensions, government and central bank actions, and a US presidential election are going to have a calming effect on global markets. Regardless, we believe our focus on fundamentals, particularly earnings and earnings stability, will provide direction as we look to compound our clients’ capital.

As always, stay safe, and we thank you for your support.

Rajiv Jain

Portfolio Manager, GQG Partners LLC

End Notes

1. Claudia Assis, “Hertz Pulls Potentially Worthless Share Offering,” MarketWatch, June 18, 2020, https://www.marketwatch.com/story/hertz-pulls-potentially-worthless-share-offering-2020-06-17.

2. Patricia Uhlig, Karen Lema, and John O’Donnell, “‘Total Disaster’: Phantom Billions Plunge Wirecard into Chaos,” Reuters, June 21, 2020, https://www.reuters.com/article/us-wirecard-accounts/total-disaster-phantom-billions-plunge-wirecard-into-chaos-idUSKBN23T06V.

3. https://gqgpartners.com/wp-content/uploads/2020/03/GQG-Partners-Lets-Talk-Stocks-Still-Waiting-for-Mean-Reversion-1.pdf

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

IMPORTANT INFORMATION FOR INVESTORS

Past performance does not guarantee future results.

This document reflects the views of GQG as of a particular time. GQG’s views may change without notice. Any forward-looking statements or forecasts are based on assumptions and actual results may vary.

There are risks involved with investing in mutual funds, including loss of principal. There is no guarantee the fund will achieve its investment objective. There may be additional risks associated with international and emerging markets investing involving foreign, economic, political, monetary, and/or legal factors. International investing is not for everyone. You can lose money by investing in securities. The Fund is non-diversified.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2020

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the 12-month period ending July 31, 2020, Institutional Shares of the GQG Partners Emerging Markets Equity Fund outperformed the benchmark MSCI EM Index (net) by 807 basis points (bps), posting a total return of 14.62 percent versus a benchmark return of 6.55 percent.

Despite the sharp factor reversal (value to growth) that occurred toward the end of calendar Q3 2019, continued positive emerging market equity performance in Q4 2019 and the increase in volatility throughout 2020, emerging markets have performed reasonably well, in our view.

For the 12-month period ending July 31, 2020, on a sector basis, the largest contributors to relative performance were stock selection in the energy and consumer discretionary sectors. The largest detractors were average underweights to the consumer discretionary and information technology sectors. On a country basis, an overweight to the United States was the largest contributor and an average overweight to Hong Kong was the largest detractor.

Notable Contributor to Performance

Mercadolibre Inc. (MELI) – MELI is the largest Latin American ecommerce and payments ecosystem provider by active users. The company continues to see an acceleration in diversified growth between the company’s eCommerce platform (both business to consumer as well as consumer to consumer) as well as their payment solutions platform, MercadoPago.

Notable Detractor to Performance

China Tower Corp – China Tower is the world’s largest telecommunications tower provider by number of sites. The stock fell over the time period given fears over 5G rollout delays due to the fallout from Covid-19.

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Market Equity Fund) captures large and mid cap representation across 26 Emerging Markets (EM) countries. With 1,383 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2020

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Emerging Markets Fund, Institutional Shares versus the MSCI Emerging Markets Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2020*
	One Year Return	Three Year Return	Annualized Inception to Date
Investor Shares†	14.39%	7.57%	12.18%
Institutional Shares	14.62%	7.77%	12.43%
R6 Shares†	14.71%	7.77%	12.43%
MSCI Emerging Markets Index	6.55%	2.84%	9.44%

* The GQG Partners Emerging Markets Equity Fund commenced operations on December 28, 2016.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2020

SECTOR WEIGHTING (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%

	Shares	Value
BRAZIL — 1.4%
Magazine Luiza	3,861,852	$59,613,974
Rumo *	2,200	9,454

		59,623,428

CHINA — 32.4%
Alibaba Group Holding *	2,638,577	83,751,380
Alibaba Group Holding ADR *	798,726	200,496,201
China Construction Bank, Cl H	1,364,018	999,667
Foshan Haitian Flavouring & Food, Cl A	2,114,167	45,460,876
Guangdong Investment	35,137,645	56,762,834
JD.com ADR *	1,990,861	126,997,023
Jiangsu Hengrui Medicine, Cl A	4,638,477	62,723,613
Kweichow Moutai, Cl A	618,031	148,601,943
Meituan Dianping, Cl B *	1,746,325	43,240,144
New Oriental Education & Technology Group ADR *	255,173	35,775,255
Ping An Insurance Group of China, Cl H	5,398,846	57,191,460
Shanghai International Airport, Cl A	123,007	1,197,201
TAL Education Group ADR *	510,556	39,910,162
Tencent Holdings	3,678,159	253,430,480
Tencent Holdings ADR	419,365	28,722,309
Wuliangye Yibin, Cl A	6,575,068	204,896,811
Yonghui Superstores, Cl A	24,915,800	32,092,993

		1,422,250,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value
HONG KONG — 5.3%
AIA Group	150,414	$1,359,514
Alibaba Health Information Technology *	12,606,242	34,808,596
Hong Kong Exchanges & Clearing	915,963	43,752,355
NetEase	7,108,312	129,138,645
NetEase ADR	50,505	23,152,502

		232,211,612

INDIA — 14.7%
Hindustan Unilever	2,029,564	59,951,659
Housing Development Finance	6,936,888	165,228,907
Infosys	6,484,889	83,734,707
Infosys ADR	4,885,911	62,783,957
Nestle India	71,863	15,870,808
Reliance Industries	7,256,227	200,492,522
Reliance Industries GDR	236,779	13,046,523
Tata Consultancy Services	1,438,473	43,866,096

		644,975,179

INDONESIA — 1.7%
Bank Central Asia	35,064,024	74,942,054

NETHERLANDS — 2.5%
ASML Holding	310,429	110,014,038

RUSSIA — 6.5%
MMC Norilsk Nickel PJSC	5,418	1,434,433
MMC Norilsk Nickel PJSC ADR	2,809,116	74,076,389
Polyus PJSC GDR	1,018,408	116,385,980
Yandex, Cl A *	1,622,003	93,330,053

		285,226,855

SINGAPORE — 4.9%
Ascendas Real Estate Investment Trust	23,825,405	62,212,770
Sea ADR *	1,230,235	150,334,717

		212,547,487

SOUTH AFRICA — 0.9%
Naspers, Cl N	219,082	40,492,490

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value
SOUTH KOREA — 6.8%
Macquarie Korea Infrastructure Fund	4,047,230	$38,386,519
Samsung Electronics	4,726,991	229,723,669
SK Telecom	171,668	31,771,692

		299,881,880

TAIWAN — 6.7%
Taiwan Semiconductor Manufacturing	17,657,630	256,475,501
Taiwan Semiconductor Manufacturing ADR	471,810	37,221,091

		293,696,592

THAILAND — 1.4%
Bangkok Dusit Medical Services, Cl F	1,428,296	1,012,277
CP ALL *	26,634,929	58,296,606
Thai Beverage	1,849,721	868,736

		60,177,619

UNITED KINGDOM — 0.8%
Polymetal International	1,423,964	35,440,883
Prudential	63,647	923,504

		36,364,387

UNITED STATES — 11.4%

Communication Services — 1.3%
Facebook, Cl A *	226,844	57,543,518

Consumer Discretionary — 4.2%
MercadoLibre *	163,497	183,871,996

Information Technology — 5.9%
EPAM Systems *	231,928	67,277,674
Monolithic Power Systems	235,718	62,467,627
NVIDIA	307,952	130,753,340

		260,498,641

Total United States	307,952	501,914,155

Total Common Stock (Cost $3,303,907,466)		4,274,318,128

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2020

PARTICIPATION NOTES — 0.4%

	Shares	Value

CHINA — 0.4%
Kweichow Moutai, Expires 3/31/2021 *	21,762	$5,183,411
Wuliangye Yibin, Expires 3/31/2021 *	354,216	10,927,941

Total Participation Notes (Cost $5,626,370)		16,111,352

Total Investments— 97.8% (Cost $3,309,533,836)		$4,290,429,480

Percentages are based on Net Assets of $4,388,236,277.

*	Non-income producing security.

ADR	—	American Depositary Receipt
CI	—	Class
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JULY 31, 2020

The following is a summary of the inputs used as of July 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$59,623,428	$—	$—	$59,623,428
China	1,422,250,352	—	—	1,422,250,352
Hong Kong	232,211,612	—	—	232,211,612
India	644,975,179	—	—	644,975,179
Indonesia	—	74,942,054	—	74,942,054
Netherlands	110,014,038	—	—	110,014,038
Russia	285,226,855	—	—	285,226,855
Singapore	150,334,717	62,212,770	—	212,547,487
South Africa	40,492,490	—	—	40,492,490
South Korea	299,881,880	—	—	299,881,880
Taiwan	293,696,592	—	—	293,696,592
Thailand	59,308,883	868,736	—	60,177,619
United Kingdom	36,364,387	—	—	36,364,387
United States	501,914,155	—	—	501,914,155

Total Common Stock	$4,136,294,568	$138,023,560	$—	$4,274,318,128

Participation Notes
China	—	16,111,352	—	16,111,352

Total Investments in Securities	$4,136,294,568	$154,134,912	$—	$4,290,429,480

For the year ended July 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2020

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the 12-month period ending July 31, 2020, Institutional Shares of the GQG Partners US Select Quality Equity Fund outperformed the benchmark S&P 500® by 1,376 basis points (bps), posting a total return of 25.72 percent versus a benchmark return of 11.96 percent.

Despite the sharp factor reversal (value to growth) that occurred toward the end of calendar Q3 2019, continued positive global equity market performance in Q4 2019 and the increase in volatility throughout 2020, US equities have performed quite well, in our view, shaking off most of the sell-off during early 2020.

For the 12-month period ending July 31, 2020, contributors to overall performance were an overweight to the information technology sector combined with stock selection in the consumer discretionary sector. The largest detractors to relative returns were an overweight to the consumer staples sector combined with stock selection in the financial sector.

Notable Contributor to Performance

Amazon.com – Amazon.com, one of the world’s largest eCommerce and cloud computing companies by revenue, continued to benefit during the year from an increase in online sales as well as deliveries from its Whole Foods subsidiary and cloud computing demand due to the Covid-19 environment.

Notable Detractor to Performance

Mastercard Inc (MA) – MA is the second largest global card network worldwide and continues to benefit from the ongoing global secular shift towards card-based and electronic payments. The company provides a wide range of payment solutions and services using a family of well-known brands, including Mastercard, Maestro, Cirrus and Masterpass. During the year, the company underperformed its information technology peers as the company reduced 2020 guidance due to the uncertainty surrounding Covid-19 and its impact on cross border transactions resulting from reduced travel.

Definition of the Comparative Index

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2020

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners US Select Quality Equity Fund, Institutional Shares versus the S&P 500 Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2020*
	One Year Return	Annualized Inception to Date
Investor Shares†	25.62%	17.57%
Institutional Shares	25.72%	17.69%
R6 Shares†	25.60%	17.69%
S&P 500 Index	11.96%	8.61%

* The GQG Partners US Select Quality Equity Fund commenced operations on September 28, 2018.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are similar to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 13.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2020

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%

	Shares	Value

UNITED STATES — 97.4%

Communication Services — 9.9%
Alphabet, Cl C *	3,062	$4,540,824
Charter Communications, Cl A *	6,976	4,046,080
Facebook, Cl A *	18,358	4,656,874
Netflix *	6,832	3,340,028

		16,583,806

Consumer Discretionary — 5.2%
Amazon.com *	2,780	8,797,810

Consumer Staples — 4.4%
Procter & Gamble	55,775	7,313,218

Financials — 13.7%
Berkshire Hathaway, Cl B *	40,847	7,997,026
JPMorgan Chase	62,139	6,005,113
Morgan Stanley	98,673	4,823,136
Progressive	45,749	4,132,965

		22,958,240

Health Care — 20.1%
Abbott Laboratories	94,443	9,504,743
Bristol-Myers Squibb	44,914	2,634,655
DexCom *	6,527	2,842,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

Health Care (continued)
Humana	15,876	$6,230,536
UnitedHealth Group	26,541	8,036,084
Vertex Pharmaceuticals *	16,340	4,444,480

		33,693,268

Industrials — 4.3%
Lockheed Martin	18,859	7,146,995

Information Technology — 28.4%
Adobe *	12,847	5,708,179
Advanced Micro Devices *	82,445	6,383,716
Mastercard, Cl A	19,530	6,025,591
Microsoft	48,048	9,850,320
NVIDIA	15,291	6,492,406
PayPal Holdings,	10,632	2,084,616
salesforce.com*	14,322	2,790,642
ServiceNow,	6,951	3,052,879
Visa, Cl A	27,142	5,167,837

		47,556,186

Materials — 3.1%
Newmont	76,028	5,261,138

Real Estate — 4.1%
Equinix	8,681	6,818,752

Utilities — 4.2%
Atmos Energy	31,459	3,334,340
CMS Energy	59,085	3,792,075

		7,126,415

Total Common Stock (Cost $137,554,883)		163,255,828

Total Investments— 97.4% (Cost $137,554,883)		$163,255,828

Percentages	are based on Net Assets of $167,544,608.

*	Non-income producing security.

Cl— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JULY 31, 2020

As of July 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2020

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the 12-month period ending July 31, 2020, Institutional Shares of the GQG Partners Global Quality Equity Fund outperformed the benchmark MSCI ACWI by 1,212 basis points (bps), posting a total return of 19.32 percent versus a benchmark return of 7.20 percent.

Despite the sharp factor reversal (value to growth) that occurred toward the end of calendar Q3 2019, continued positive global equity market performance in Q4 2019 and the increase in volatility throughout 2020, global equities have performed quite well, in our view.

For the 12-month period ending July 31, 2020, on a sector basis, the largest contributors to relative performance were stock selection in the consumer discretionary and information technology sectors. The largest detractors to relative performance were an overweight to the consumer staples sector as well as stock selection in the financials sector. On a country basis, stock selection in the United States was the largest contributor to relative performance while an average overweight to France was the largest detractor to relative performance.

Notable Contributor to Performance

Amazon.com — Amazon.com, one of the world’s largest eCommerce and cloud computing companies by revenue, continued to benefit during the year from an increase in online sales as well as deliveries from its Whole Foods subsidiary and cloud computing demand due to the Covid-19 environment.

Notable Detractor to Performance

HDFC Bank (HDB) — HDB is the largest private sector bank in India by assets, with a leading position across its retail banking platform as well as several key segments such as credit cards, auto finance and business banking. Over the prior twelve months, driven primarily by the operating environment in 2020, the share price fell given a weakened economic backdrop due to the outbreak of Covid-19 and fears over an increase in non-performing loans

Definition of the Comparative Index

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2020

GROWTH OF A $500,000 INVESTMENT (Unaudited)

Comparison of Change in the Value of a $500,000 Investment in the GQG Partners Global Quality Equity Fund, Institutional Shares versus the MSCI All Country World (Net) Index.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JULY 31, 2020*
	One Year Return	Annualized Inception to Date
Investor Shares†	19.08%	18.00%
Institutional Shares	19.32%	18.17%
R6 Shares†	19.32%	18.17%
MSCI All Country World (Net) Index	7.20%	8.39%

* The GQG Partners Global Quality Equity Fund commenced operations on March 29, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and may differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares. Returns for R6 Shares are identical to those of Institutional Shares as the classes share the same fee structure.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 18.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2020

SECTOR WEIGHTING (Unaudited) †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 85.8%

	Shares	Value

CANADA — 0.9%
Barrick Gold	62,740	$1,813,814

CHINA — 7.4%
Alibaba Group Holding *	58,978	1,872,028
Alibaba Group Holding ADR *	26,770	6,719,805
Tencent Holdings	91,288	6,289,875

		14,881,708

DENMARK — 2.8%
Novo Nordisk, Cl B	86,624	5,733,538

FRANCE — 3.3%
Air Liquide	22,093	3,647,029
L’Oreal	8,835	2,956,596

		6,603,625

GERMANY — 1.7%
Deutsche Boerse	15,854	2,898,327
SAP ADR	2,709	431,327

		3,329,654

ITALY — 1.5%
Enel	341,779	3,123,689

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

SWITZERLAND — 3.5%
Nestle	57,645	$6,849,977
Novartis	154	12,776
Roche Holding	341	118,490

		6,981,243

UNITED KINGDOM — 3.5%
AstraZeneca ADR	126,545	7,058,680
Diageo	2,451	90,107

		7,148,787

UNITED STATES — 61.2%

Communication Services — 5.3%
Alphabet, Cl C *	3,072	4,555,653
Facebook, Cl A *	11,590	2,940,035
Netflix *	6,574	3,213,897

		10,709,585

Consumer Discretionary — 3.9%
Amazon.com *	2,474	7,829,418

Consumer Staples — 2.6%
Procter & Gamble	40,215	5,272,991

Financials — 9.0%
Berkshire Hathaway, Cl B *	33,887	6,634,397
CME Group, Cl A	235	39,052
JPMorgan Chase	53,120	5,133,517
Morgan Stanley	73,166	3,576,354
Progressive	31,555	2,850,679

		18,233,999

Health Care — 11.6%
Abbott Laboratories	71,761	7,222,027
Bristol-Myers Squibb	33,011	1,936,425
DexCom *	6,044	2,632,404
Humana	6,382	2,504,616
Johnson & Johnson	90	13,119
UnitedHealth Group	20,549	6,221,826
Vertex Pharmaceuticals *	11,232	3,055,104

		23,585,521

Industrials — 2.5%
Lockheed Martin	13,508	5,119,127

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2020

COMMON STOCK — continued

	Shares	Value

Information Technology — 21.7%
Adobe *	11,849	$5,264,748
Advanced Micro Devices *	61,524	4,763,803
Automatic Data Processing	304	40,404
Mastercard, Cl A	18,855	5,817,333
Microsoft	48,804	10,005,308
NVIDIA	14,903	6,327,665
PayPal Holdings *	10,443	2,047,559
salesforce.com *	13,433	2,617,420
ServiceNow *	5,939	2,608,409
Visa, Cl A	23,322	4,440,509

		43,933,158

Materials — 0.9%
Newmont	27,506	1,903,415

Real Estate — 2.8%
Equinix	7,250	5,694,730

Utilities — 0.9%
CMS Energy	28,822	1,849,796

Total United States		124,131,740

Total Common Stock (Cost $145,878,305)		173,747,798

RIGHT — 0.0%

	Number of Rights

Iberdrola, Expires 7/23/2020	150,517	44,496

Total Right (Cost $–)		44,496

Total Investments— 85.8% (Cost $145,878,305)		$173,792,294

Percentages are based on Net Assets of $202,590,655.

*	Non-income producing security.

ADR	—	American Depositary Receipt
CI	—	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JULY 31, 2020

As of July 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Assets:
Investments, at Value (Cost $3,309,533,836, $137,554,883 and $145,878,305)	$4,290,429,480	$163,255,828	$173,792,294
Foreign Currency, at Value (Cost $3,659,147, $– and $70)	3,659,140	–	73
Cash	93,754,071	4,187,296	5,043,711
Receivable for Capital Shares Sold	19,547,708	43,026	24,055,325
Dividend and Interest Receivable	4,252,909	142,163	104,234
Receivable for Investment Securities Sold	3,283,813	933,402	529,293
Reclaim Receivable	–	–	46,867
Other Prepaid Expenses	66,424	20,526	44,921

Total Assets	4,414,993,545	168,582,241	203,616,718

Liabilities:
Accrued Foreign Capital Gains Tax on
Appreciated Securities	13,292,657	–	–
Payable for Investment Securities Purchased	5,953,191	944,304	822,761
Payable for Capital Shares Redeemed	3,926,560	–	64,876
Payable to Investment Adviser	2,992,441	36,692	69,963
Payable to Administrator	171,512	9,740	9,740
Chief Compliance Officer Fees Payable	5,389	222	240
Shareholder Servicing Fees Payable, Investor Shares	985	–	415
Payable to Trustees	236	10	11
Unrealized Loss on Foreign Spot Currency Contracts	76	–	–
Other Accrued Expenses and Other Payables	414,221	46,665	58,057

Total Liabilities	26,757,268	1,037,633	1,026,063

Net Assets	$4,388,236,277	$167,544,608	$202,590,655

Net Assets Consist of:
Paid-in Capital	$3,705,088,712	$139,345,166	$177,566,093
Total Distributable Earnings	683,147,565	28,199,442	25,024,562

Net Assets	$4,388,236,277	$167,544,608	$202,590,655

Amounts designated as “ —” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investor Shares:
Net Assets	$88,121,309	$1,232,948	$1,252,197
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	5,937,480	92,238	100,360
Net Asset Value, Offering and Redemption Price Per Share	$14.84	$13.37	$12.48

Institutional Shares:
Net Assets	$4,276,900,858	$165,974,274	$201,025,785
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	287,082,662	12,395,832	16,082,783
Net Asset Value, Offering and Redemption Price Per Share	$14.90	$13.39	$12.50

R6 Shares:
Net Assets	$23,214,110	$337,385	$312,673
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,558,240	25,191	25,020
Net Asset Value, Offering and Redemption Price Per Share	$14.90	$13.39	$12.50

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
FOR THE YEAR ENDED
JULY 31, 2020

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investment Income:
Dividends	$44,743,178	$767,338	$1,072,511
Interest	610,024	7,803	16,834
Less: Foreign Taxes Withheld	(4,967,946)	–	(65,099)

Total Investment Income	40,385,256	775,141	1,024,246

Expenses:
Investment Advisory Fees	22,014,983	341,199	540,315
Administration Fees	1,466,302	110,443	95,380
Shareholder Serving Fees, Investor Shares	56,319	437	941
Trustees’ Fees	27,443	686	731
Chief Compliance Officer Fees	12,277	1,410	1,458
Custodian Fees	732,625	7,509	37,494
Registration and Filing Fees	369,870	35,633	52,020
Transfer Agent Fees	359,303	72,433	72,437
Printing Fees	112,777	6,445	5,338
Legal Fees	101,456	2,662	2,790
Audit Fees	24,900	24,400	24,200
Offering Costs	–	14,213	113,876
Other Expenses	54,447	1,845	5,116

Total Expenses	25,332,702	619,315	952,096

Less:
Waiver of Investment Advisory Fees	(1,200,599)	(232,147)	(327,553)
Fees Paid Indirectly	(106,821)	(162)	(160)

Net Expenses	24,025,282	387,006	624,383

Net Investment Income	16,359,974	388,135	399,863

Net Realized Gain (Loss) on:
Investments	(158,367,628)	2,955,429	(3,125,941)
Foreign Currency Transactions	(3,573,723)	–	(31,357)

Net Realized Gain (Loss)	(161,941,351)	2,955,429	(3,157,298)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	777,377,455	21,793,361	27,211,006
Accrued Foreign Capital Gains Tax on Appreciated Securities	(7,199,804)	–	–
Foreign Currency Translation	4,776	–	2,925

Net Change in Unrealized Appreciation (Depreciation)	770,182,427	21,793,361	27,213,931

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	608,241,076	24,748,790	24,056,633

Net Increase in Net Assets Resulting from Operations	$624,601,050	$25,136,925	$24,456,496

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2020	Year Ended July 31, 2019
Operations:
Net Investment Income	$16,359,974	$17,243,745
Net Realized Loss on Investments and Foreign Currency Transactions	(161,941,351)	(84,273,609)
Net Change in Unrealized Appreciation on Investments, accrued foreign capital gains tax on appreciated securities and Foreign Currency Translation	770,182,427	174,979,282

Net Increase in Net Assets Resulting From Operations	624,601,050	107,949,418

Distributions
Investor Shares	(264,999)	(51,676)
Institutional Shares	(24,733,663)	(7,530,755)
R6 Shares	(169,528)	(47,997)

Total Distributions	(25,168,190)	(7,630,428)

Capital Share Transactions (1) :
Investor Shares
Issued	81,909,119	12,272,467
Reinvestment of Distributions	259,980	51,355
Redeemed	(23,704,568)	(4,773,667)

Net Investor Shares Transactions	58,464,531	7,550,155

Institutional Shares
Issued	2,465,279,489	1,183,375,454
Reinvestment of Distributions	18,651,790	5,034,434
Redeemed	(575,019,294)	(431,645,291)

Net Institutional Shares Transactions	1,908,911,985	756,764,597

R6 Shares
Issued	8,144,710	8,171,345
Reinvestment of Distributions	169,528	47,997
Redeemed	(2,048,762)	(1,466,155)

Net R6 Shares Transactions	6,265,476	6,753,187

Net Increase in Net Assets From Capital Share Transactions	1,973,641,992	771,067,939

Total Increase in Net Assets	2,573,074,852	871,386,929

Net Assets:
Beginning of Year	1,815,161,425	943,774,496

End of Year	$4,388,236,277	$1,815,161,425

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2020	Period Ended July 31, 2019*
Operations:
Net Investment Income	$388,135	$152,510
Net Realized Gain (Loss) on Investments	2,955,429	(665,099)
Net Change in Unrealized Appreciation on Investments	21,793,361	3,907,584

Net Increase in Net Assets Resulting From Operations	25,136,925	3,394,995

Distributions
Investor Shares	(3,115)	(1,436)
Institutional Shares	(314,395)	(11,389)
R6 Shares	(1,875)	(268)

Total Distributions	(319,385)	(13,093)

Capital Share Transactions (1) :
Investor Shares
Issued	721,171	1,715,089
Reinvestment of Distributions	3,115	1,436
Redeemed	(97,175)	(1,308,465)

Net Investor Shares Transactions	627,111	408,060

Institutional Shares
Issued	97,493,399	41,121,984
Reinvestment of Distributions	314,395	11,390
Redeemed	(794,684)	(88,630)

Net Institutional Shares Transactions	97,013,110	41,044,744

R6 Shares
Issued	–	250,100
Reinvestment of Distributions	1,875	268
Redeemed	–	(102)

Net R6 Shares Transactions	1,875	250,266

Net Increase in Net Assets From Capital Share Transactions	97,642,096	41,703,070

Total Increase in Net Assets	122,459,636	45,084,972

Net Assets:
Beginning of Year/Period	45,084,972	–

End of Year/Period	$167,544,608	$45,084,972

* Commenced	operations on September 28, 2018.
(1)	See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2020	Period Ended July 31, 2019*
Operations:
Net Investment Income	$399,863	$36,596
Net Realized Loss on Investments and Foreign Currency Transactions	(3,157,298)	(164,755)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	27,213,931	702,972

Net Increase in Net Assets Resulting From Operations	24,456,496	574,813

Distributions
Institutional Shares	(28,984)	–
R6 Shares	(98)	–

Total Distributions	(29,082)	–

Capital Share Transactions (1) :
Investor Shares
Issued	829,887	349,477
Redeemed	(82,432)	(29,915)

Net Investor Shares Transactions	747,455	319,562

Institutional Shares
Issued	170,687,747	16,931,149
Reinvestment of Distributions	28,962	–
Redeemed	(11,336,661)	(40,000)

Net Institutional Shares Transactions	159,380,048	16,891,149

R6 Shares
Issued	–	250,116
Reinvestment of Distributions	98	–

Net R6 Shares Transactions	98	250,116

Net Increase in Net Assets From Capital Share Transactions	160,127,601	17,460,827

Total Increase in Net Assets	184,555,015	18,035,640

Net Assets:
Beginning of Year/Period	18,035,640	–

End of Year/Period	$202,590,655	$18,035,640

* Commenced	operations on March 29, 2019.
(1)	See Note 7 in Notes to Financial Statements.

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017 (1)

Net Asset Value, Beginning of Year/Period	$13.11	$12.43	$12.14	$10.00

Income from Investment Operations:

Net Investment Income*	0.07	0.14	0.07	0.12

Net Realized and Unrealized Gain	1.80	0.61	0.24^	2.02

Total from Investment Operations	1.87	0.75	0.31	2.14

Dividends and Distributions:

Net Investment Income	(0.14)	(0.07)	(0.02)	–

Total Dividends and Distributions	(0.14)	(0.07)	(0.02)	–

Net Asset Value, End of Year/Period	$14.84	$13.11	$12.43	$12.14

Total Return†	14.39%	6.10%	2.57%	21.40%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$88,121	$18,124	$9,932	$2,123

Ratio of Expenses to Average Net Assets	1.16%	1.20%	1.26%	1.33%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.22%	1.26%	1.33%	1.95%††

Ratio of Net Investment Income to Average Net Assets	0.53%	1.17%	0.55%	1.83%††

Portfolio Turnover Rate	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)

Net Asset Value, Beginning of Year/Period	$13.15	$12.47	$12.17	$10.00

Income from Investment Operations:

Net Investment Income*	0.09	0.18	0.10	0.14

Net Realized and Unrealized Gain	1.82	0.59	0.23^	2.03

Total from Investment Operations	1.91	0.77	0.33	2.17

Dividends and Distributions:

Net Investment Income	(0.16)	(0.09)	(0.03)	–

Total Dividends and Distributions	(0.16)	(0.09)	(0.03)	–

Net Asset Value, End of Year/Period	$14.90	$13.15	$12.47	$12.17

Total Return†	14.62%	6.31%	2.72%	21.70%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$4,276,901	$1,783,796	$928,267	$201,233

Ratio of Expenses to Average Net Assets	0.98%	1.01%	1.08%	1.08%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.03%	1.07%	1.15%	1.69%††

Ratio of Net Investment Income to Average Net Assets	0.67%	1.46%	0.79%	2.08%††

Portfolio Turnover Rate	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)

Net Asset Value, Beginning of Year/Period	$13.14	$12.47	$12.17	$10.00

Income from Investment Operations:

Net Investment Income*	0.08	0.19	0.14	0.10

Net Realized and Unrealized Gain	1.84	0.57	0.19^	2.07

Total from Investment Operations	1.92	0.76	0.33	2.17

Dividends and Distributions:

Net Investment Income	(0.16)	(0.09)	(0.03)	–

Total Dividends and Distributions	(0.16)	(0.09)	(0.03)	–

Net Asset Value, End of Year/Period	$14.90	$13.14	$12.47	$12.17

Total Return†	14.71%	6.23%	2.72%	21.70%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$23,214	$13,241	$5,575	$315

Ratio of Expenses to Average Net Assets	0.98%	1.01%	1.08%	1.08%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.03%	1.07%	1.15%	1.85%††

Ratio of Net Investment Income to Average Net Assets	0.65%	1.57%	1.06%	1.53%††

Portfolio Turnover Rate	93%	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2020	Period Ended July 31, 2019(1)

Net Asset Value, Beginning of Year/Period	$10.71	$10.00

Income from Investment Operations:

Net Investment Income*	0.05	0.07

Net Realized and Unrealized Gain	2.68	0.65

Total from Investment Operations	2.73	0.72

Dividends and Distributions:

Net Investment Income	(0.07)	(0.01)

Total Dividends and Distributions	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$13.37	$10.71

Total Return†	25.62%	7.20%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$1,233	$377

Ratio of Expenses to Average Net Assets	0.60%	0.71%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.94%	4.18%††

Ratio of Net Investment Income to Average Net Assets	0.47%	0.87%††

Portfolio Turnover Rate	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2020	Period Ended July 31, 2019(1)

Net Asset Value, Beginning of Year/Period	$10.72	$10.00

Income from Investment Operations:

Net Investment Income*	0.06	0.07

Net Realized and Unrealized Gain	2.68	0.66

Total from Investment Operations	2.74	0.73

Dividends and Distributions:

Net Investment Income	(0.07)	(0.01)

Total Dividends and Distributions	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$13.39	$10.72

Total Return†	25.72%	7.33%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$165,974	$44,440

Ratio of Expenses to Average Net Assets	0.54%	0.59%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.86%	1.82%††

Ratio of Net Investment Income to Average Net Assets	0.54%	0.79%††

Portfolio Turnover Rate	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2020	Period Ended July 31, 2019(1)

Net Asset Value, Beginning of Year/Period	$10.73	$10.00

Income from Investment Operations:

Net Investment Income*	0.07	0.08

Net Realized and Unrealized Gain	2.66	0.66

Total from Investment Operations	2.73	0.74

Dividends and Distributions:

Net Investment Income	(0.07)	(0.01)

Total Dividends and Distributions	(0.07)	(0.01)

Net Asset Value, End of Year/Period	$13.39	$10.73

Total Return†	25.60%	7.43%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$337	$268

Ratio of Expenses to Average Net Assets	0.54%	0.59%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.93%	3.76%††

Ratio of Net Investment Income to Average Net Assets	0.60%	0.99%††

Portfolio Turnover Rate	163%	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Investor Shares
	Year Ended July 31, 2020	Period Ended July 31, 2019(1)

Net Asset Value, Beginning of Year/Period	$10.48	$10.00

Income from Investment Operations:

Net Investment Income*	0.04	0.03

Net Realized and Unrealized Gain	1.96	0.45

Total from Investment Operations	2.00	0.48

Net Asset Value, End of Year/Period	$12.48	$10.48

Total Return†	19.08%	4.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$1,252	$334

Ratio of Expenses to Average Net Assets	0.90%	0.90%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.35%	3.91%††

Ratio of Net Investment Income to Average Net Assets	0.33%	0.74%††

Portfolio Turnover Rate	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	Institutional Shares
	Year Ended July 31, 2020	Period Ended July 31, 2019(1)

Net Asset Value, Beginning of Year/Period	$10.48	$10.00

Income from Investment Operations:

Net Investment Income*	0.05	0.03

Net Realized and Unrealized Gain	1.97	0.45

Total from Investment Operations	2.02	0.48

Dividends and Distributions:

Net Investment Income	—^	—

Net Asset Value, End of Year/Period	$12.50	$10.48

Total Return†	19.32%	4.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$201,026	$17,439

Ratio of Expenses to Average Net Assets	0.75%	0.75%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.14%	3.75%††

Ratio of Net Investment Income to Average Net Assets	0.48%	0.88%††

Portfolio Turnover Rate	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share

Outstanding Throughout the Year or Period

	R6 Shares
	Year Ended July 31, 2020	Period Ended July 31, 2019(1)

Net Asset Value, Beginning of Year/Period	$10.48	$10.00

Income from Investment Operations:

Net Investment Income*	0.05	0.03

Net Realized and Unrealized Gain	1.97	0.45

Total from Investment Operations	2.02	0.48

Dividends and Distributions:

Net Investment Income	—^	—

Net Asset Value, End of Year/Period	$12.50	$10.48

Total Return†	19.32%	4.80%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$313	$262

Ratio of Expenses to Average Net Assets	0.75%	0.75%††

Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.29%	3.77%††

Ratio of Net Investment Income to Average Net Assets	0.50%	0.95%††

Portfolio Turnover Rate	123%	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^	Amount represents less than $0.005 per share.
(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund (each a “Fund” and collectively, the “Funds”). The investment objective of each Fund is to seek long-term capital appreciation. Each of the Funds are classified as “non-diversified,” which means that they may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund and the GQG Partners Global Quality Equity Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund has accrued foreign tax in the amount of $13,292,657 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of July 31, 2020, the Funds have fully amortized the offering costs.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2020, GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund were charged $1,466,302, $110,443, and $95,380 respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2020, the GQG Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund earned credits of $106,821, $162, and $160 which were used to offset transfer agent expenses, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC provides investment advisory services to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund at a fee calculated at an annual rate of 0.90%, 0.45%, and 0.65%, respectively, of the Funds’ average daily net assets, respectively. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses for the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 98 basis points, 49 basis points and 75 basis points as set forth below until November 30, 2020, March 31, 2021 and November 30, 2020 (the “Contractual Expense Limit”), respectively. The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2020, March 31, 2021 and November 30, 2020 as applicable.

As of July 31, 2020, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement are as follows:

Period	Subject to Repayment until July 31:	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
7/31/17 - 7/31/18	2021	$430,982	$-	$-
7/31/18 - 7/31/19	2022	732,729	249,294	144,567
7/31/19 - 7/31/20	2023	1,200,599	232,147	327,553

		$2,364,310	$481,441	$472,120

Prior to March 31, 2020, the GQG Partners U.S. Select Quality Equity Fund Advisory fee was 0.50% and the contractual expense limit was 0.59%.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended July 31, 2020, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Purchases
U.S. Government	$—	$—	$—
Other	4,170,210,632	213,230,911	234,343,565
Sales
U.S. Government	$—	$—	$—
Other	2,218,210,559	118,068,340	99,253,408

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

7. Share Transactions:

	Year Ended July 31, 2020	Year Ended July 31, 2019
GQG Partners Emerging Markets Equity Fund
Investor Shares
Issued	6,365,038	991,226
Reinvestment of Distributions	19,373	4,614
Redeemed	(1,829,669)	(412,300)

Total Investor Shares Transactions	4,554,742	583,540

Institutional Shares
Issued	196,586,362	97,999,741
Reinvestment of Distributions	1,385,720	451,114
Redeemed	(46,573,982)	(37,218,581)

Total Institutional Shares Transactions	151,398,100	61,232,274

R6 Shares
Issued	698,352	678,024
Reinvestment of Distributions	12,604	4,301
Redeemed	(160,083)	(122,151)

Total R6 Shares Transactions	550,873	560,174

Net Increase in Shares Outstanding From Share Transactions	156,503,715	62,375,988

	Year Ended July 31, 2020	Period Ended July 31, 2019*
GQG Partners US Select Quality Equity Fund
Investor Shares
Issued	65,157	181,234
Reinvestment of Distributions	270	158
Redeemed	(8,366)	(146,215)

Total Investor Shares Transactions	57,061	35,177

Institutional Shares
Issued	8,289,414	4,152,069
Reinvestment of Distributions	27,173	1,252
Redeemed	(65,222)	(8,854)

Total Institutional Shares Transactions	8,251,365	4,144,467

R6 Shares
Issued	–	25,010
Reinvestment of Distributions	162	29
Redeemed	–	(10)

Total R6 Shares Transactions	162	25,029

Net Increase in Shares Outstanding From Share Transactions	8,308,588	4,204,673

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

	Year Ended July 31, 2020	Period Ended July 31, 2019**
GQG Partners Global Quality Equity Fund
Investor Shares
Issued	76,013	34,711
Redeemed	(7,534)	(2,830)

Total Investor Shares Transactions	68,479	31,881

Institutional Shares
Issued	15,430,178	1,667,514
Reinvestment of Distributions	2,570	–
Redeemed	(1,013,698)	(3,781)

Total Institutional Shares Transactions	14,419,050	1,663,733

R6 Shares
Issued	–	25,012
Reinvestment of Distributions	8	–

Total R6 Shares Transactions	8	25,012

Net Increase in Shares Outstanding From Share Transactions	14,487,537	1,720,626

* Commenced operations on September 28, 2018.

** Commenced operations on March 29, 2019.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent difference is primarily related to investments in foreign currency, PFICs adjustments, and REIT adjustments.

The tax character of dividends and distributions paid during the fiscal year ended July 31, 2020 and July 31, 2019 were as follows:

Ordinary Income
GQG Partners Emerging Markets Equity Fund
2020	$25,168,190
2019	7,630,428
GQG Partners US Select Quality Equity Fund
2020	$319,385
2019	13,093
GQG Partners Global Quality Equity Fund
2020	$29,082

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

As of July 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

GQG Partners Emerging Markets Equity Fund

Undistributed Ordinary Income	$15,037,879
Capital Loss Carryforwards	(141,713,066)
Post October Losses	(131,828,594)
Unrealized Appreciation	941,636,292
Other Temporary Differences	15,054

Total Distributable Earnings	$683,147,565

GQG Partners US Select Quality Equity Fund

Undistributed Ordinary Income	$2,604,740
Undistributed Long-Term Capital Gain	405,384
Unrealized Appreciation	25,189,318

Total Distributable Earnings	$28,199,442

GQG Partners Global Quality Equity Fund

Undistributed Ordinary Income	$396,810
Capital Loss Carryforwards	(2,628,310)
Unrealized Appreciation	27,256,062

Total Distributable Earnings	$25,024,562

Post-October losses represent losses realized on investment transactions from November 1, 2019 through July 31, 2020 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

Losses carried forward are as follows:

	Short-Term Loss	Long-Term Loss	Total
GQG Partners Emerging	$139,381,772	$2,331,294	$141,713,066
Markets Equity Fund
GQG Partners Global Quality	2,537,306	91,004	2,628,310
Equity Fund

During the year ended July 31, 2020, GQG Partners US Select Quality Equity Fund utilized capital loss carryforwards of $31,814 to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at July 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
GQG Partners Emerging
Markets Equity Fund	$3,348,793,188	$1,014,471,893	$(72,820,544)	$941,651,349
GQG Partners US Select
Quality Equity Fund	138,066,510	25,872,153	(682,835)	25,189,318
GQG Partners Global
Quality Equity Fund	146,539,147	28,078,509	(822,447)	27,256,062

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ETF Risk (GQG Partners Global Quality Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund) – Investing in foreign companies, including direct investments and investments through depositary receipts and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

Geographic Focus Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European Union countries, the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Investment Style Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Non-Diversification Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Small- and Mid-Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At July 31, 2020, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, were as follows:

GQG Partners Emerging Markets Equity Fund	No. of Shareholders	% Ownership
Investor Shares	3	73%
Institutional Shares	2	43%
R6 Shares	5	77%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

GQG Partners US Select Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	82%
Institutional Shares	3	76%
R6 Shares	1	100%

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	86%
Institutional Shares	4	77%
R6 Shares	1	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (three of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
GQG Partners Emerging Markets Equity Fund	For the year ended July 31, 2020	Each of the two years in the period ended July 31, 2020
GQG Partners US Select Quality Equity Fund	For the year ended July 31, 2020	For the year ended July 31, 2020 and the period from September 28, 2018 (commencement of operations) to July 31, 2019
GQG Partners Global Quality Equity Fund	For the year ended July 31, 2020	For the year ended July 31, 2020 and the period March 29, 2019 (commencement of operations) to July 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 28, 2020

We have served as the auditor of one or more investment companies in GQG Partners LLC since 2016.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2020 to July 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

GQG Partners Emerging Markets Equity Fund

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,161.20	1.16%	$6.23
Hypothetical 5% Return	1,000.00	1,019.10	1.16	5.82

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,162.20	0.98%	$5.27
Hypothetical 5% Return	1,000.00	1,019.99	0.98	4.92

R6 Shares
Actual Portfolio Return	$1,000.00	$1,162.20	0.98%	$5.27
Hypothetical 5% Return	1,000.00	1,019.99	0.98	4.92

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

GQG Partners US Select Quality Equity Fund

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,137.90	0.61%	$3.24
Hypothetical 5% Return	1,000.00	1,021.83	0.61	3.07

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,138.60	0.51%	$2.71
Hypothetical 5% Return	1,000.00	1,022.33	0.51	2.56

R6 Shares
Actual Portfolio Return	$1,000.00	$1,137.60	0.52%	$2.76
Hypothetical 5% Return	1,000.00	1,022.28	0.52	2.61

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JULY 31, 2020

GQG Partners Global Quality Equity Fund

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,102.50	0.90%	$4.70
Hypothetical 5% Return	1,000.00	1,020.39	0.90	4.52

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,103.30	0.75%	$3.92
Hypothetical 5% Return	1,000.00	1,021.13	0.75	3.77

R6 Shares
Actual Portfolio Return	$1,000.00	$1,103.30	0.75%	$3.92
Hypothetical 5% Return	1,000.00	1,021.13	0.75	3.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 18, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that the report covered the period from June 1, 2019 through December 31, 2019 and thus did not cover the period of then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on June 1, 2019. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that material changes had been made to the Program since its implementation relating to the Funds’ reasonably anticipated trading sizes.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

[This Page Intentionally Left Blank]

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be an “interested” person of the Trust as

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 33 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-362-8333. The following chart lists Trustees and Officers as of July 31, 2020.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Other Directorships Held in the Past Five Years
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Other Directorships Held in the Past Five Years
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended July 31, 2020, the Fund is designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividend (4)	Short-Term Capital Gain Dividend (5)
GQG Partners Emerging Markets Equity Fund	0.00%	100.00%	100.00%	1.52%	41.82%	0.00%	0.49%	0.00%
GQG Partners US Select Quality Equity Fund	0.00%	100.00%	100.00%	15.32%	14.04%	0.00%	0.15%	0.00%
GQG Partners Global Quality Equity Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	1.60%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

GQG Partners Emerging Markets Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2020, the total amount of foreign source income is $23,894,957. The total amount of foreign tax paid is $4,884,264. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, Florida 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

GQG-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Messrs. Lemke and Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2020			FYE July 31, 2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$581,815	$0	$607,218	$506,015	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$335,050	$0	$0	$60,100
(d)	All Other Fees	$0	$0	$15,941	$0	$0	$10,000

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2020			FYE July 31, 2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$23,330	None	None	$23,270	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee

Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended July 31st were $350,991 and $70,100, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years ended July 31st were $0 and $0, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: October 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: October 9, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: October 9, 2020